UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 14, 2004
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                       SOUTHERN CONNECTICUT BANCORP, INC.

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             (Exact Name of Registrant as Specified in its Charter)

    Connecticut                    000-49784                 06-1609692
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(State or other jurisdiction (Commission File Number)     (I.R.S. Employer
 of incorporation)                                        Identification No.)

                     215 Church Street, New Haven, CT 06510
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (203) 782-1100
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                 Section 1--Registrant's Business and Operations

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 14, 2004, the Board of Directors of Bancorp accepted the resignation of Mr. Juan Jose Alvarez de Lugo from the Board of Directors.

On September 14, 2004, the Board of Directors of Bancorp elected Juan Miguel Salas-Romer as a director of the Board. Mr. Salas-Romer has not yet been appointed to any committee of the Board. There are no arrangements or understandings between Mr. Salas-Romer and any other persons pursuant to which Mr. Salas-Romer was selected as a director. Mr. Salas-Romer has not entered into any transaction with Bancorp that is required to be disclosed under Section 404(a) of Regulation S-B. A copy of the press release announcing the election of Mr. Salas-Romer to the Board of Directors is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         The information contained in this Item 5.02 and in Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information set forth in Item 5.02 and in
Exhibit 99.1 shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

            (a) Financial Statements of Businesses Acquired.

                  Not applicable.

            (b) Pro Forma Financial Information.

                  Not applicable.

            (c) Exhibits.

         The following exhibit is included with this Report:

             Exhibit         Description
             Number
          --------------  ------------------------------------------------------
              99.1         Press release of Southern Connecticut Bancorp, Inc.
                           dated October 18, 2004, reporting the appointment of Juan Miguel Salas-Romer to the Board of Directors of Southern Connecticut Bancorp, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        SOUTHERN CONNECTICUT BANCORP, INC.




                        By: /s/ Michael M. Ciaburri
                        ---------------------------
                        Name: Michael M. Ciaburri
                        Title:  Director, President & Chief Operating Officer



Date:  October 21, 2004


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